Exhibit 10.2

SERIES 2025-1 INDENTURE SUPPLEMENT

among

MOBILE INFRASTRUCTURE FUNDING, LLC,

THE ASSET ENTITIES PARTY HERETO,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

as Indenture Trustee,

dated as of October 29, 2025

$100,000,000 Series 2025-1 Secured Parking Facility Revenue Term Notes, Class, A-2

THIS SERIES 2025-1 INDENTURE SUPPLEMENT (as amended, restated, supplemented or otherwise modified and in effect from time to time, this “Series Supplement”), dated as of October 29, 2025, is among Mobile Infrastructure Funding, LLC, a Delaware limited liability company (the “Issuer”), MVP Fort Worth Taylor, LLC (“Propco SPV 1”), MVP New Orleans Rampart, LLC (“Propco SPV 2”), Minneapolis City Parking, LLC (“Propco SPV 3”), MVP Houston Saks Garage LLC (“Propco SPV 4”), West 9th Street Properties II, LLC (“Propco SPV 5”), MVP Milwaukee Wells LLC (“Propco SPV 6”), MVP Bridgeport Fairfield Garage, LLC (“Propco SPV 7”), MVP Milwaukee Old World, LLC (“Propco SPV 8”), MVP Milwaukee Arena Lot, LLC (“Propco SPV 9”), MVP St. Louis Washington, LLC (“Propco SPV 10”), MVP St. Paul Holiday Garage, LLC (“Propco SPV 11”), MVP Houston San Jacinto Lot, LLC (“Propco SPV 12”), White Front Garage Partners, LLC (“Propco SPV 13”), St. Louis Seventh & Cerre, LLC (“Propco SPV 14”), St. Louis Broadway Group, LLC (“Propco SPV 15”), MVP Houston Preston Lot, LLC (“Propco SPV 16”), MVP Detroit Center Garage, LLC (“Propco SPV 17”) and MVP Preferred Parking, LLC (“Propco SPV 18” and, together with Propco SPV 1, Propco SPV 2, Propco SPV 3, Propco SPV 4, Propco SPV 5, Propco SPV 6, Propco SPV 7, Propco SPV 8, Propco SPV 9, Propco SPV 10, Propco SPV 11, Propco SPV 12, Propco SPV 13, Propco SPV 14, Propco SPV 15, Propco SPV 16 and Propco SPV 17, the “Original Asset Entities” and, together with any entity that becomes an additional asset entity party hereto after the date hereof as an “Additional Asset Entity,” the “Asset Entities” and, the Asset Entities together with the Issuer, collectively, the “Obligors”), and U.S. Bank Trust Company, National Association, as indenture trustee and not in its individual capacity (in such capacity, the “Indenture Trustee”).

RECITALS

WHEREAS, the Obligors have entered into the Base Indenture, dated as of the date hereof (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Base Indenture”);

WHEREAS, the Obligors desire to enter into this Series Supplement in order to issue a Series of Notes pursuant to Section 2.07 of the Base Indenture in accordance with the terms thereof;

WHEREAS, the Issuer represents that it has duly authorized the issuance of $100,000,000 of Series 2025-1 Secured Parking Facility Revenue Term Notes, Class A-2 (the “Series 2025-1 Class A-2 Notes”);

WHEREAS, the Series 2025-1 Class A-2 Notes constitute “Notes” and a “Series” or “Series of Notes” as defined in the Base Indenture; and

WHEREAS, the Indenture Trustee has agreed to accept the trusts herein created upon the terms herein set forth.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions. All defined terms used herein and not defined herein (including in the preamble and recitals hereto) shall have the meaning ascribed to such terms or incorporated by reference in the Base Indenture. All words and phrases defined in the Base Indenture shall have the same meaning in this Series Supplement, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Series Supplement unless the context clearly requires otherwise:

“Escrow Funding Date” shall mean October 28, 2025

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“Initial Payment Date” shall mean, with respect to the Series 2025-1 Class A-2 Notes, the Payment Date occurring in November 2025.

“Monthly Amortization Amount” shall mean, on each Payment Date with respect to any Class of Notes of any Series that are subject to a Targeted Amortization Amount, the sum of (i) the Targeted Amortization Amount for such Notes of such Class, if any, on such Payment Date and (ii) the Unpaid Monthly Amortization Amount for such Notes of such Class as of such Payment Date.

“Note Rate” shall mean, with respect to the Series 2025-1 Class A-2 Notes, the rate at which interest accrues on the unpaid principal balance of the Series 2025-1 Class A-2 Notes as set forth in Section 2.01(a).

“Post-ARD Additional Interest Rate” shall be, for the Series 2025-1 Class A-2 Notes, the rate per annum set forth in the table below:

Class of Notes	Post-ARD Additional Interest Rate
Series 2025-1 Class A-2 Notes	6.50%

“Rating Agency” shall mean, in relation to the Series 2025-1 Class A-2 Notes, Fitch to the extent such Rating Agency maintains a rating on the Series 2025-1 Class A-2 Notes, and such other nationally recognized statistical ratings organization at any time rating the Series 2025-1 Class A-2 Notes at the Issuer’s request.

“Series 2025-1 Anticipated Repayment Date” shall have the meaning ascribed to it in Section 2.01(b). For purposes of the Base Indenture, the “Series 2025-1 Anticipated Repayment Date” shall be deemed to be the “Anticipated Repayment Date” with respect to the Series 2025-1 Class A-2 Notes.

“Series 2025-1 Class A-2 Notes” shall have the meaning set forth in the recitals hereto.

“Series 2025-1 Closing Date” shall mean October 29, 2025. For purposes of the Base Indenture, the “Series 2025-1 Closing Date” shall be deemed to be the “Series Closing Date” with respect to the Series 2025-1 Class A-2 Notes.

“Series 2025-1 Rated Final Payment Date” shall have the meaning ascribed to it in Section 2.01(c). For purposes of the Base Indenture, the “Series 2025-1 Rated Final Payment Date” shall be deemed to be the “Rated Final Payment Date” with respect to the Series 2025-1 Class A-2 Notes.

“Targeted Amortization Amount” shall mean, (i) on each Payment Date with respect to the Series 2025-1 Class A-2 Notes, the amount equal to one twelfth (1/12) of the product of (a) the Initial Class Principal Balance of the Class A-2 Notes and (b)(x) on or prior to the Payment Date occurring in October 2028, 2.4%, (y) after the Payment Date occurring in October 2028 and up to and including the Payment Date occurring in October 2029, 2.6%, and (z) thereafter, 2.9% and (ii) on each Payment Date with respect to any other Class of Notes of any Series, the amount equal to the amounts set forth in the Series Supplement for such Notes for such Payment Date.

“Unpaid Monthly Amortization Amount” shall mean, on each Payment Date, with respect to a Class of Notes of any Series that are subject to a Targeted Amortization Amount, the amount, if any, of the Monthly Amortization Amount for such Notes of such Class as of the Payment Date immediately preceding such Payment Date that was not paid on such preceding Payment Date.

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Section 1.02 Rules of Construction. Unless the context otherwise requires:

(a) “$” or “USD” shall mean United States dollars;

(b) a term has the meaning assigned to it;

(c) accounting terms not otherwise defined herein and accounting terms partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP as in effect from time to time;

(d) “or” is not exclusive;

(e) “including” means including without limitation;

(f) words in the singular include the plural and words in the plural include the singular;

(g) any agreement, instrument, regulation, directive or statute defined or referred to in this Series Supplement or in any instrument or certificate delivered in connection herewith means such agreement, instrument, regulation, directive or statute as from time to time amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein;

(h) references to a Person are also to its permitted successors and assigns; and

(i) the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Series Supplement, shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement, and Section, Schedule and Exhibit references are to this Series Supplement unless otherwise specified.

In the event that any term or provision contained herein with respect to the Series 2025-1 Class A-2 Notes shall conflict with or be inconsistent with any term or provision contained in the Base Indenture, the terms and provisions of this Series Supplement shall govern.

ARTICLE II

SERIES 2025-1 A-2 NOTE DETAILS, DELIVERY AND FORM

Section 2.01 Series 2025-1 A-2 Note Details.

(a) The aggregate outstanding principal amount of the Series A-2 2025-1 Notes which may be initially authenticated and delivered (or registered, in the case of Uncertificated Notes) under this Series Supplement shall be issued in one (1) class, having the Class and Series designation, Initial Class Principal Balance, Note Rate and initial rating set forth below.

Class of Notes	Initial Class Principal Balance	Note Rate	Rating (Fitch)
Series 2025-1 Class A-2	$100,000,000	4.15%	BBB

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Accrued Note Interest with respect to the initial Interest Accrual Period for the Series 2025-1 Class A-2 Notes will be calculated by multiplying (i) the Note Principal Balance with respect to the Series 2025-1 Class A-2 Notes by (ii) the product of (x) the applicable Note Rate and (y) a fraction, the numerator of which is the number of days from and including the Series 2025-1 Closing Date to but excluding the Initial Payment Date and the denominator of which is 360. Accrued Note Interest with respect to the Interest Accrual Period thereafter for the Series 2025-1 Class A-2 Notes shall be calculated in the manner set forth in the definition of “Accrued Note Interest” in Section 1.01 of the Base Indenture. The initial Interest Accrual Period for the Series 2025-1 Class A-2 Notes shall consist of 27 days.

(b) The “Series 2025-1 Anticipated Repayment Date” for the Series 2025-1 A-2 Notes is the Payment Date occurring in October 2030.

(c) The “Series 2025-1 Rated Final Payment Date” for the Series 2025-1 Class A-2 Notes is the Payment Date occurring in October 2055.

(d) Monthly Amortization Amounts and Targeted Amortization Amounts shall be applicable to the Series 2025-1 Class A-2 Notes, each as described in Section 2.05 below.

Section 2.02 Delivery of the Notes.

(a) Upon the execution and delivery of this Series Supplement on the Series 2025-1 Closing Date, the Issuer shall execute and deliver the Series 2025-1 Class A-2 Notes to the Indenture Trustee and the Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and deliver the Series 2025-1 Class A-2 Notes as directed by the Issuer and shall hold the Series 2025-1 Class A-2 Notes as agent for the Depositary.

(b) None of the Obligors, the Holdco Guarantor, the Indenture Trustee, the Paying Agent, the Servicer or the Noteholders shall have any responsibility or liability with respect to (i) any aspects of the records maintained by DTC or its nominee relating to or for payments made thereby on account of beneficial interests in a Book-Entry Note or (ii) any records maintained by any Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.

Section 2.03 Forms of Series 2025-1 Class A-2 Notes; Transfers.

(a) The Series 2025-1 Class A-2 Notes shall be issued in book-entry form through the facilities of the Depositary, in substantially the forms set forth in the Base Indenture, each with such variations, omissions and insertions as may be necessary.

(b) Except as otherwise set forth herein, the transfer, sale, pledge or other disposition of the Series 2025-1 Class A-2 Notes shall be subject to the terms of the Base Indenture.

Section 2.04 [Reserved].

Section 2.05 Monthly Amortization Amounts and a Targeted Amortization Amounts. On each Payment Date with respect to the Series 2025-1 Class A-2 Notes, the Issuer shall apply Available Funds in accordance with the Priority of Payments to pay the Monthly Amortization Amount for the Class A-2 Notes. The Monthly Amortization Amount for any Payment Date shall be equal to (i) the Targeted Amortization Amount for such Payment Date, as described in clause (i) of the definition thereof, plus (ii) any Unpaid Monthly Amortization Amount with respect to such Notes from the preceding Payment Date.

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Section 2.06 Minimum Denominations.

The Series 2025-1 Class A-2 Notes shall be issued in minimum denominations of $25,000 and in any whole dollar denomination in excess thereof.

ARTICLE III

FUNDING OF SERIES 2025-1 ACCOUNTS

Section 3.01 Funding of the Expense Reserve Account. On the Series 2025-1 Closing Date, the Issuer will apply a portion of the net proceeds from the issuance and sale of the Series 2025-1 Class A-2 Notes to deposit an amount equal to approximately $2,075,000.00 to the Expense Reserve Account.

Section 3.02 Funding of the Additional Reserve Account. The Issuer will not apply any portion of the net proceeds from the issuance and sale of the Series 2025-1 Class A-2 Notes to deposit into the Additional Reserve Account on the Series 2025-1 Closing Date.

Section 3.03 Funding the Liquidated Site Replacement Account. The Issuer will not apply any portion of the net proceeds from the issuance and sale of the Series 2025-1 Class A-2 Notes to deposit into the Liquidated Site Replacement Account on the Series 2025-1 Closing Date.

ARTICLE IV

Section 4.01 Controlling Class Representative. The Noteholders (or, in the case of Book-Entry Notes, the Outstanding Note Owners) of the Controlling Class whose Notes represent more than 50% of the related Outstanding Class Principal Balance shall be entitled to select a representative (the “Controlling Class Representative”). The Controlling Class Representative as of the 2025-1 Closing Date is Federal Life Insurance Company c/o Bain Capital Credit, LP (“Bain Capital”), and Bain Capital shall remain the Controlling Class Representative until such time as its Notes no longer represent more than 50% of the related Outstanding Class Principal Balance (or a successor Controlling Class Representative is appointed in accordance with the terms of the Indenture).

ARTICLE V

GENERAL PROVISIONS

Section 5.01 Notices. Notices required to be given to the Rating Agencies by the Issuer, the Asset Entities or the Indenture Trustee shall be (i) e-mailed to globalcrosssectorsf@fitchratings.com for so long as Fitch is maintaining a rating on the Series 2025-1 Class A-2 Notes or (ii) delivered to each Rating Agency then maintaining a rating on the Series 2025-1 Class A-2 Notes at its notice address specified to the Issuer and the Indenture Trustee from time to time.

Section 5.02 Governing Law; Submission to Jurisdiction. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS). EACH OBLIGOR IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THIS INDENTURE SUPPLEMENT.

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Section 5.03 Waiver of Jury Trial. EACH OF THE ISSUER, THE OBLIGORS AND THE INDENTURE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SERIES SUPPLEMENT, THE SERIES 2025-1 CLASS A-2 NOTES, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

Section 5.04 Severability; Entire Agreement. In case any provision in this Series Supplement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Series Supplement supersedes all prior agreements between the parties and constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supersedes all prior agreements between the parties.

Section 5.05 Counterparts. The parties may sign any number of copies of this Series Supplement. Each signed copy shall be an original, but all of them together represent the same agreement. The words “execution,” “execute”, “signed,” “signature,” “delivery,” and words of like import in or relating to this Series Supplement or any document to be signed in connection with this Series Supplement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything herein to the contrary, the Indenture Trustee is not under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Indenture Trustee, pursuant to procedures approved by the Indenture Trustee. As used herein, “electronic signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.

ARTICLE VI

APPLICABILITY OF BASE INDENTURE

Section 6.01 Applicability. The provisions of the Base Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Series Supplement and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument. The representations, warranties and covenants contained in the Base Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

Section 6.02 Indenture Trustee. The Indenture Trustee shall be entitled to the same rights, protections, indemnifications, and immunities under this Series Supplement to which it is entitled under the Base Indenture.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the Issuer, the Obligors and the Indenture Trustee have caused this Series Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

Mobile Infrastructure Funding, LLC, as Issuer

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

MVP Fort Worth Taylor, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

MVP New Orleans Rampart, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

Minneapolis City Parking, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

MVP Houston Saks Garage LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

[Signature Page to Base Indenture]

West 9th Street Properties II, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

MVP Milwaukee Wells LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

MVP Bridgeport Fairfield Garage, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

MVP Milwaukee Old World, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

MVP Milwaukee Arena Lot, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

[Signature Page to Base Indenture]

MVP St. Louis Washington, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

MVP St. Paul Holiday Garage, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

MVP Houston San Jacinto Lot, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

White Front Garage Partners, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

St. Louis Seventh & Cerre, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

[Signature Page to Base Indenture]

St. Louis Broadway Group, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

MVP Houston Preston Lot, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

MVP Detroit Center Garage, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

MVP Preferred Parking, LLC, as an Asset Entity

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President & CEO

[Signature Page to Base Indenture]

U.S. Bank trust company, national association, not in its individual capacity, but solely as Indenture Trustee

By:	/s/ Juan S. Hernandez
Name:	Juan S. Hernandez
Title:	Vice President

[Signature Page to Base Indenture]